EXHIBIT 10AH

September 23, 1996

Mr. John F. White
President
Haemonetics Corporation
400 Wood Road
Braintree, MA 02184

                           SUPPLEMENTAL AGREEMENT

To be attached to and made a part of that certain Lease Agreement dated May 10, 1996, by and between Charlotte E. Flatley & John P. Garrahan, Trustees of the 1970 Flatley Family Trust as LANDLORD, and Haemonetics Corporation as Tenant.

Relative to the Premises located at Forbes Business Center, 166 Forbes Road, Suite #100, Braintree, MA 02184 and more specifically referred to in the above-mentioned Lease Agreement, our records indicate the following pertinent information with regard to same:

              Occupancy Date:     June 17, 1996

      Term Commencement Date:     June 17, 1996

           Actual Term Dates:     June 17, 1996 - June 30, 2001

      Rent Commencement Date:     June 17, 1996

If you concur with the above, please acknowledge by signature below, retaining one (1) copy of this agreement for your files and returning the other to my attention, at your earliest possible convenience.

Should this Supplemental Agreement not be executed and returned to LESSOR within thirty (30) days of its receipt by LESSEE, said dates as specified herein shall hereby be deemed assented to by the LESSOR.

Sincerely yours,

/s/ Diane Regan
Diane Regan
COMMERCIAL/INDUSTRIAL DIVISION

CC:    David Player
Certified Mail - Return Receipt Requested     P 257 082 401

Page Two
September 23, 1996
Mr. John F. White

      The foregoing is hereby acknowledged and agreed.


WITNESS                                TENANT:  Haemonetics Corporation

                                         /s/ John F. White
-----------------------------------    --------------------------------
                                       By:   John F. White
                                       Its:  President
                                       Duly Authorized